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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CROCS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Crocs, Inc.

6328 Monarch Park Place
Niwot, Colorado 80503

NOTICE OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD OCTOBER 30, 2006

To the Stockholders of Crocs, Inc.:

        We will hold the 2006 Annual Meeting of Stockholders of Crocs, Inc. at the Beaver Creek Lodge, 26 Avondale Lane, Beaver Creek, Colorado, on October 30, 2006, at 9:00 a.m. Mountain time.

        The meeting's purpose is to:

  1.
  Elect two directors;

  2.
  Ratify the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2006; and

  3.
  Consider any other matters that properly come before the meeting and any adjournments.

        Only stockholders of record of our common stock at the close of business on September 27, 2006 are entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote.

        A list of the stockholders entitled to vote at the meeting will be available for examination at the meeting by any stockholder for any purpose relevant to the meeting. The list will also be available on the same basis for ten days prior to the meeting at our principal executive office, 6328 Monarch Park Place, Niwot, Colorado 80503.

        All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please mark, sign and date the enclosed proxy promptly and return it in the envelope provided. No postage is required if the proxy card is mailed in the United States. Stockholders who are present at the Annual Meeting may withdraw their proxy and vote in person if they so desire.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald R. Snyder President and Chief Executive Officer

Niwot, Colorado
October 6, 2006

Crocs, Inc.

6328 Monarch Park Place
Niwot, Colorado 80503

2006 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

        This proxy statement is furnished to stockholders of Crocs, Inc., a Delaware corporation, in connection with the solicitation of proxies by our board of directors. The proxies being solicited will be voted at the 2006 Annual Meeting of Stockholders (the "Annual Meeting"), to be held on October 30, 2006 at 9:00 a.m., Mountain time, at the Beaver Creek Lodge, 26 Avondale Lane, Beaver Creek, Colorado, or at any postponement or adjournment thereof, for the purpose of voting on proposals as set forth herein as well as other business matters which may arise. This proxy statement and the accompanying proxy card will first be mailed to stockholders on or about October 6, 2006.

GENERAL INFORMATION REGARDING ANNUAL MEETING

Record Date

        Stockholders of record at the close of business on September 27, 2006 are entitled to notice of and to vote at the Annual Meeting. On the record date, there were 38,845,727 shares of our common stock outstanding. Each such share is entitled to one vote on each matter submitted to a vote at the Annual Meeting.

Quorum Requirements

        A quorum is required to conduct the Annual Meeting. A majority of the outstanding shares entitled to vote must be present in person or by proxy at the Annual Meeting in order for a quorum to exist. Abstentions and broker non-votes count as present and voting for purposes of determining a quorum. A broker non-vote occurs when a broker returns a proxy card but does not vote on one or more matters because the broker does not have the authority to do so without instructions from the beneficial owner. Shares represented by proxies that are marked WITHHOLD with respect to the election of directors will be counted as present in determining whether there is a quorum.

Vote Requirements

        If a quorum is present at the Annual Meeting, the following vote is required for approval of each matter to be voted on:

        Election of Directors:    A plurality of the shares present in person or by proxy and entitled to vote at the Annual Meeting must be voted FOR a director nominee. "Plurality" means that the nominees who receive the largest number of votes cast are elected as director up to the maximum number of directors to be elected at the Annual Meeting. Consequently, proxies marked WITHHOLD and broker non-votes will have no impact on the election of directors.

        Ratification of Appointment of Deloitte & Touche LLP:    A majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting must be voted FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2006. Proxies marked ABSTAIN will have the practical effect of voting against this proposal. Broker non-votes will have no impact on the proposal.

Your Proxy

        Whether or not you are able to personally attend the Annual Meeting, you are encouraged to vote your shares by completing, signing and returning the enclosed proxy card. Shares represented by properly executed proxy cards received by us, and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting as directed in the signed proxy. If no directions are specified, such proxies will be voted FOR each of the proposals and in the best judgment of the proxy holders as to other matters that may properly come before the Annual Meeting.

        If your shares are held in the name of a bank or brokerage firm, your bank or broker will send you a separate package describing the procedures and options for voting your shares. You should follow the instructions provided by your bank or brokerage firm. If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the election of directors and ratification of the independent registered public accounting firm.

Revocation

        Any stockholder giving a proxy has the power to revoke the proxy, or change the proxy, at any time before the proxy is voted at the Annual Meeting by (i) sending another properly executed proxy bearing a later date or a written notice of revocation of the proxy to Corporate Secretary, Crocs, Inc., 6328 Monarch Park Place, Niwot, Colorado 80503 or (ii) voting in person at the Annual Meeting.

Attending the Annual Meeting

        You are invited to personally attend the Annual Meeting.

Cost of Proxy Solicitation

        We will bear the entire cost of this proxy solicitation. We may reimburse brokers, custodians, nominees and other fiduciaries for normal handling charges incurred for forwarding proxy materials to beneficial owners. Solicitation of proxies may be made personally or by mail or telephone by our directors, officers and other employees, who will receive no additional compensation for such services.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our board of directors currently consists of seven members divided into three classes, with each director elected to a three-year term. Under our amended and restated bylaws, each of our directors holds office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal. We have divided the terms of office of the directors into three classes. Class I consists of Messrs. Retzloff and Stoffer, whose terms will expire at the Annual Meeting. Class II consists of Messrs. Croghan, Marks and Sharp, whose terms will expire at the annual meeting of stockholders to be held in 2007. Class III consists of Messrs. Smach and Snyder, whose terms will expire at the annual meeting of stockholders to be held in 2008. Messrs. Retzloff and Stoffer will not stand for re-election to the board of directors at the Annual Meeting.

        Upon recommendation of the Governance and Nominating Committee, the board of directors has nominated Ronald L. Frasch and Marie Holman-Rao for election as Class I directors to serve for a three year term expiring at the 2009 annual meeting of stockholders.

        Proxies cannot be voted for more than two nominees. Each of the director nominees has consented to serve for a three-year term. We do not contemplate that either of the nominees will be unable to stand for election, but should any nominee become unable to serve or will not serve for any reason, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee as our board of directors may recommend.

Class I Director Nominees

        Ronald L. Frasch, age 57, has served as Vice Chairman and Chief Merchant of Saks Fifth Avenue, a division of Saks, Incorporated, since November 2004. From January 2004 to November 2004, Mr. Frasch was employed by Saks in a non-executive capacity. From April 2000 to January 2004, Mr. Frasch served as Chairman and Chief Executive Officer of Bergdorf Goodman (a subsidiary of Neiman Marcus Group, Inc.) and served as President of GFT North America (a subsidiary of Gruppo GFT, based in Turin, Italy, a global producer, marketer and distributor of fine men's and women's clothing, sportswear and furnishings) from 1996 to 2000. Mr. Frasch also served as President and Chief Executive Officer of Escada USA from 1994 to 1996.

        Marie Holman-Rao, age 57, served as President, Design Services of Limited Brands, Inc. from 1997 to March 2006 and currently serves Limited Brands, Inc. as a consultant. From 1993 until 1997, she served in various management positions at Gap, Inc., including, Executive Vice President, Design, Banana Republic, and President, Banana Republic in 1997. Ms. Holman-Rao also served as Senior Vice President and General Merchandise Manager at Ann Taylor from 1992 until 1993, and Vice President, Creative Development, Sport at Adrienne Vittadini, Inc. from 1989 to 1992. From 1986 to 1989, Ms. Holman-Rao served as President of Perry Ellis.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL
OF THE ABOVE-NAMED NOMINEES FOR DIRECTOR.

Information About Continuing Directors

        Ronald R. Snyder (Class III), age 49, has served as our Chief Executive Officer since January 2005, was appointed as our President and a director in June 2004, and served as a consultant from October 2003 to June 2004. From March 2004 to December 2004, he was Chief Executive Officer of Vinci Corporation, a home theater equipment company. From April 2000 to December 2003, Mr. Snyder served as a senior executive with Flextronics International Ltd., a Nasdaq-listed electronics equipment manufacturer, where he was most recently President of the Flextronics Design division. Mr. Snyder joined Flextronics upon its acquisition of The Dii Group, Inc., of which he was a founder and officer and where he had previously led various groups, including manufacturing operations, mergers and acquisitions, and sales and marketing.

        Raymond D. Croghan (Class II), age 57, has served as a member of our board of directors since August 2004. Since 1999, Mr. Croghan has been retired. From 1991 to 1999, Mr. Croghan ran Croghan & Associates, Inc., a healthcare information technology consulting firm, which merged with Margolis Health Enterprise to form The TriZetto Group. Mr. Croghan serves on the boards of directors of several privately-held companies, and is a member of the board of trustees at Doane College in Crete, Nebraska.

        Michael E. Marks (Class II), age 55, has served as a member of our board of directors since August 2004. On January 1, 2006, Mr. Marks joined Kohlberg Kravis Roberts & Co., a private equity firm, as a member of the firm. From January 1994 to January 1, 2006, Mr. Marks served as the Chief Executive Officer of Flextronics International Ltd. He was appointed Chairman of the Board of Flextronics effective upon his retirement as Chief Executive Officer on January 1, 2006, and he previously served as Chairman of the Board of Flextronics from 1993 to January 2003. Mr. Marks has served as a member of the board of directors of Flextronics since 1991, and also serves as a director of SanDisk Corporation and Schlumberger Limited.

        Richard L. Sharp (Class II), age 59, has served as the Chairman of our board of directors since April 2005. From 1982 to 2002, Mr. Sharp served in various positions with Circuit City Stores, Inc., a consumer electronics and personal computer retailer, most recently as President from 1984 to 1997, Chief Executive Officer from 1986 to 2000 and Chairman of the Board from 1994 to 2002. He is also a director of Flextronics International Ltd. and Chairman of the Board of Carmax, Inc., the nation's largest specialty retailer of used cars and light trucks.

        Thomas J. Smach (Class III), age 46, has served as a member of our board of directors since April 2005. Since January 2005, Mr. Smach has served as the Chief Financial Officer of Flextronics International Ltd. From April 2000 to December 2004, Mr. Smach served as Senior Vice President—Finance of Flextronics. From 1997 to April 2000, he served as the Senior Vice President, Chief Financial Officer and Treasurer of The Dii Group, Inc. Mr. Smach is a certified public accountant. Mr. Smach serves on the board of directors of ADVA AG Optical Networking.

EXECUTIVE OFFICERS

        In addition to Ronald R. Snyder, our President and Chief Executive Officer, whose biographical information is disclosed above under "Information About Continuing Directors," our executive officers include the following individuals:

Name	Age	Position(s)
Peter S. Case	45	Chief Financial Officer, Senior Vice President—Finance and Treasurer
Michael C. Margolis	55	Vice President—Sales & Marketing
John P. McCarvel	50	Senior Vice President—Global Operations

        Peter S. Case has served as our Chief Financial Officer and Treasurer since April 2006 and has served as our Senior Vice President—Finance since February 2006. Mr. Case served as the Executive Vice President, Chief Financial Officer and Treasurer of Ashworth, Inc., a Nasdaq-listed sports apparel and accessories company, from September 2005 to February 2006. From June 2000 to September 2005, Mr. Case served in several executive and managerial positions with Ashworth, including Director of Finance, Vice President of Finance, and Senior Vice President of Finance and Information Technology.

        Michael C. Margolis has served as our Vice President—Sales & Marketing since January 2005, and led our sales group as an independent consultant from October 2003 to December 2004. From

May 1995 to December 2004, Mr. Margolis was a founder and served as Vice President of Source Solutions, Inc., an apparel and merchandising company. He also successfully founded and ran a number of sporting goods and apparel companies prior to Source Solutions, and has extensive experience establishing and maintaining sales relationships with large retail chains.

        John P. McCarvel has served as Senior Vice President—Global Operations since October 2005 and served as our Vice President—Asian & Australian Operations from January 2005 to September 2005, after providing consulting services to us during 2004. From October 2001 to January 2005, Mr. McCarvel served as Vice President for the Design, Test and Semiconductor division of Flextronics International Ltd., where he was responsible for building Flextronics's engineering infrastructure in Asia and growing Flextronics's business in the region. From 1999 to October 2001, he served as President of U.S. Operations and Senior Vice President of Worldwide Sales and Marketing for Singapore Technology Assembly Test Services Ltd., a semiconductor services company. He previously worked in executive level positions with Micron Custom Manufacturing Services, Inc. and The Dii Group, Inc.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

        The following table sets forth information with respect to the beneficial ownership of our common stock as of September 27, 2006 by:

  •
  each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our voting securities;

  •
  each current director;

  •
  each of the named executive officers; and

  •
  all current directors and executive officers as a group; and

        Beneficial ownership is determined in accordance with the SEC's rules. In computing percentage ownership of each person, shares of common stock subject to options held by that person that are currently exercisable or convertible, or exercisable or convertible within 60 days of September 27, 2006, are deemed to be outstanding and beneficially owned by that person. In addition, shares that are required to be issued by us to any person pursuant a restricted stock award agreement within 60 days of September 27, 2006 are also deemed to be outstanding and beneficially owned by that person. None of these shares, however, are deemed outstanding for the purpose of computing the percentage ownership of any other person.

        Except as indicated in this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. Percentage ownership is based on 38,845,727 shares of our common stock outstanding on September 27, 2006. Unless otherwise indicated below, the address for each person who owns more than 5% of our voting securities and for each director and named executive officer listed below is in care of Crocs, Inc., 6328 Monarch Park Place, Niwot, Colorado 80503.

	Beneficial Ownership
Name of Beneficial Owner
	Shares	Percent
5% Stockholders(1):
Mazama Capital Management, Inc.(2)	3,019,005	7.8%
Michael J. Roberts(3)	1,942,683	5.0%
Non-Employee Directors:
Raymond D. Croghan(4)	337,853	*
Michael E. Marks(5)	1,969,500	5.1%
Mark A. Retzloff(6)	439,513	1.1%
Richard L. Sharp(7)	1,101,529	2.8%
Thomas J. Smach(8)	177,063	*
Bradley L. Stoffer(9)	553,259	1.4%
Named Executive Officers:
Ronald R. Snyder(10)	2,073,450	5.2%
Lyndon V. "Duke" Hanson, III(11)	566,458	1.5%
Michael C. Margolis(12)	502,143	1.3%
John P. McCarvel(13)	246,796	*
Caryn D. Ellison(14)	256,985	*
All current directors and executive officers as a group (10 persons)(15)	7,521,106	18.5%

*
Less than 1%

(1)
Messrs. Marks and Snyder are listed below and also beneficially own more than 5% of our voting securities.

(2)
As reported in a Schedule 13G filed with the SEC. The address for Mazama Capital Management, Inc. is One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258.

(3)
Shares beneficially owned include 1,306,682 shares of common stock owned by Sandstone Ventures, LLC. Mr. Roberts is the manager of Sandstone Ventures, LLC and exercises voting and investment power over the shares beneficially owned by Sandstone Ventures, LLC. Also includes 636,001 shares of common stock owned by the Michael J. Roberts Trust. Mr. Roberts is the trustee of the trust and exercises voting and investment power over all of the shares. The address for Sandstone Ventures, LLC and the Michael J. Roberts Trust is 6684 Gunpark Drive East, Boulder, CO, 80301.

(4)
Shares beneficially owned includes 87,608 shares subject to options exercisable within 60 days of September 27, 2006. Also includes an aggregate of 18,480 shares of common stock beneficially owned by two trusts for the benefit of Mr. Croghan's two daughters. Mr. Croghan's spouse is the trustee of both trusts and she exercises sole voting and investment power over the shares. Mr. Croghan disclaims beneficial ownership of such shares.

(5)
Shares beneficially owned includes 87,608 shares subject to options exercisable within 60 days of September 27, 2006 and 1,757,633 shares beneficially owned by WB Investors, LLC. Mr. Marks is the managing member of WB Investors, LLC and exercises voting and investment power over the shares beneficially owned by WB Investors, LLC.

(6)
Shares beneficially owned includes 87,608 shares subject to options exercisable within 60 days of September 27, 2006 and 351,905 shares of our common stock owned by Retzloff Family Company,

  LLLP. Mr. Retzloff is the managing partner of Retzloff Family Company, LLLP and exercises voting and investment power over all of these shares.

(7)
Shares beneficially owned includes 175,215 shares subject to options exercisable within 60 days of September 27, 2006, 592,694 shares beneficially owned by The RLS Trust dated 9/14/05, 58,405 shares beneficially owned by BES & RS, LLC, 58,405 shares beneficially owned by EGG & RS, LLC, and 58,405 shares beneficially owned by RBG & RS, LLC. Mr. Sharp is the sole trustee of the trust and is the sole manager of each of BES & RS, LLC, EGG & RS, LLC, and RBG & RS, LLC and he exercises voting and investment power over all of the shares beneficially owned by the trust and each company. Shares beneficially owned also includes 58,405 shares of common stock beneficially owned by Mr. Sharp's spouse and Mr. Sharp disclaims beneficial ownership of such shares. The address for Mr. Sharp is 9020 Stony Point Parkway, #180, Richmond, VA 23235.

(8)
Shares beneficially owned include 146,013 shares subject to options exercisable within 60 days of September 27, 2006, 2,200 shares held as custodian for Mr. Smach's two children under the New York Uniform Gifts to Minors Act. Mr. Smach exercises voting and investment power over all of these shares.

(9)
Shares beneficially owned includes 87,608 shares subject to options exercisable within 60 days of September 27, 2006 and 232,826 shares held as custodian for Mr. Stoffer's two minor children under the Oregon Uniform Transfer to Minors Act. Mr. Stoffer exercises voting and investment power over all of these shares.

(10)
Shares beneficially owned includes 730,064 shares subject to options exercisable within 60 days of September 27, 2006 and 9,736 shares that will be issued pursuant to a restricted stock award agreement within 60 days of September 27, 2006. Also includes 170,499 shares held in the name of Union Bank of California, custodian f/b/o Ronald R. Snyder, 928 shares held by Mr. Snyder's spouse, Kimberly Snyder, 15,652 shares that will be issued to Ms. Snyder pursuant to a restricted stock award agreement within 60 days of September 27, 2006, and 43,502 shares held as custodian for or in the name of Mr. Snyder's four minor children and stepchildren under the Colorado Uniform Transfer to Minors Act. Mr. Snyder exercises voting and investment power over all of these shares other than the shares held by Ms. Snyder. Mr. Snyder disclaims beneficial ownership of all shares held by Ms. Snyder.

(11)
Shares beneficially owned includes 44,291 shares subject to options exercisable within 60 days of September 27, 2006. Also includes 17,050 shares held of record by two trusts for the benefit of Mr. Hanson's two minor children. Mr. Hanson's brother, R. Douglas Hanson, is the trustee of both trusts and exercises sole voting and investment power over the shares. Mr. Hanson disclaims beneficial ownership of the shares held by the trusts.

(12)
Shares beneficially owned includes 280,345 shares subject to options exercisable within 60 days of September 27, 2006. Also includes 130,802 shares held in the name of Pershing LLC c/f Michael C. Margolis IRA, 6,626 shares held of record by two trusts for the benefit of Mr. Margolis' two daughters, and 6,341 shares held jointly with his spouse. Mr. Margolis exercises voting and investment power over all of these shares other than the shares held by the trusts. Mr. Margolis' spouse, Crystine J. Margolis, is the trustee of both trusts and exercises sole voting and investment power over the shares held by the trusts. Mr. Margolis disclaims beneficial ownership of the shares held by the trusts.

(13)
Shares beneficially owned includes 60,043 shares subject to options exercisable within 60 days of September 27, 2006. Also includes 108,958 shares held jointly with his spouse.

(14)
Shares beneficially owned includes 35,043 shares subject to options exercisable within 60 days of September 27, 2006 and 116,810 shares that will be issued pursuant to a restricted stock award agreement within 60 days of September 27, 2006. Also includes 4,674 shares held as custodian for

  Ms. Ellison's two minor children under the Colorado Uniform Transfer to Minors Act. Ms. Ellison exercises voting and investment power over all of these shares. Ms. Ellison served as our Chief Financial Officer and Treasurer from November 2004 to April 2006.

(15)
Shares beneficially owned includes 671,660 shares of common stock subject to options issued to six non-employee directors and 1,206,104 shares of common stock subject to options or restricted stock award agreements issued to four executive officers and one executive officer's spouse that are exercisable or issuable within 60 days of September 27, 2006.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Board Composition

        Our board of directors currently consists of seven members divided into three classes, with each director elected to a three-year term. Under our amended and restated bylaws, each of our directors holds office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal. We have divided the terms of office of the directors into three classes. Class I currently consists of Messrs. Retzloff and Stoffer, whose terms will expire at the Annual Meeting. Class II consists of Messrs. Croghan, Marks and Sharp, whose terms will expire at the annual meeting of stockholders to be held in 2007. Class III consists of Messrs. Smach and Snyder, whose terms will expire at the annual meeting of stockholders to be held in 2008.

        At each annual meeting of stockholders, the successors to directors whose terms expire at such meetings will be elected and will serve from the time of election and qualification until the third annual meeting following election and until their successors are duly elected and qualified. The current authorized number of directors is seven. The authorized number of directors may be changed by resolution of the board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Vacancies on the board can be filled by resolution of the board of directors.

        Nasdaq listing standards require that our board of directors have a majority of independent directors. The board of directors has determined that all of the current members of our board of directors except Messrs. Snyder and Retzloff are independent directors as defined by Rule 4200(a)(15) of the Nasdaq listing standards. The board makes a determination regarding the independence of each director annually based on the relevant facts and circumstances. Applying these standards and the independence criteria defined by the Nasdaq listing standards, the board has made a subjective determination as to each independent director that no relationships exist that in the opinion of the board would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to our company and management.

        During 2005, the board of directors met three times and acted by written consent on various other occasions. All directors attended 75% or more of the meetings of the board of directors or the committees of the board on which they serve. We encourage, but do not require, our directors to attend the Annual Meeting.

        Stockholders who wish to communicate with the board of directors or with specified individual directors may do so by mailing such written communication to: Corporate Secretary, Crocs, Inc., 6328 Monarch Park Place, Niwot, Colorado 80503. The Corporate Secretary will review all correspondence, and will forward the board or an individual director a summary of the correspondence received and copies of correspondence that the Corporate Secretary determines requires the attention of the board or an individual director. The board or an individual director may at any time request copies and review all correspondence received by the Corporate Secretary that is intended for the board or such individual director.

Board Committees

        Our board of directors has the authority to appoint committees to perform certain management and administrative functions. Our board of directors has established the following committees:

        Audit Committee.    Messrs. Smach (Chairman) and Croghan are the current members of our audit committee. We intend to appoint a third independent director to the audit committee within the time period prescribed by the SEC and Nasdaq. The audit committee met three times in 2005. The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the performance, qualifications and independence of our independent auditors and the performance of our internal audit function. Our audit committee is directly responsible, subject to stockholder ratification, for the appointment, retention, compensation, evaluation, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or related work. The purpose and responsibilities of our audit committee are set forth in the Audit Committee Charter approved by our board of directors on June 30, 2005 and was amended and restated by our board of directors on September 20, 2006. The amended Audit Committee Charter is attached hereto as Appendix A.

        All of the members of the audit committee are, or will be when appointed, independent as determined in accordance with Nasdaq rules and relevant federal securities laws and regulations. Our board of directors has determined that Mr. Smach qualifies as an "audit committee financial expert" as defined by the applicable regulations of the SEC.

        Compensation Committee.    Our compensation committee consists of Messrs. Marks (Chairman) and Croghan. The compensation committee met three times in 2005 and acted by written consent on various other occasions. The compensation committee has overall responsibility for evaluating and approving our executive officer incentive compensation, benefit, severance, equity-based or other compensation plans, policies and programs. The compensation committee is also responsible for producing an annual report on executive compensation for inclusion in our proxy statement. The purpose and responsibilities of our compensation committee are set forth in the Compensation Committee Charter approved by our board of directors on June 30, 2005. All of the members of the compensation committee are, or will be when appointed, independent as determined in accordance with Nasdaq listing standards and relevant federal securities laws and regulations.

        Governance and Nominating Committee.    Our governance and nominating committee consists of Messrs. Sharp (Chairman) and Stoffer. The governance and nominating committee did not meet in 2005. The governance and nominating committee assists our board of directors in promoting our best interests and the best interests of our stockholders through the implementation of sound corporate governance principles and practices. In furtherance of this purpose, the governance and nominating committee identifies individuals qualified to become board members and recommends to our board of directors the director nominees for the next annual meeting of stockholders. It also reviews the qualifications and independence of the members of our board of directors and its various committees on a regular basis and makes any recommendations the committee members may deem appropriate from time to time concerning any recommended changes in the composition of our board of directors and its committees. The governance and nominating committee also recommends to our board of directors the corporate governance guidelines and standards regarding the independence of outside directors applicable to us and reviews such guidelines and standards and the provisions of the governance and nominating committee charter on a regular basis to confirm that such guidelines, standards and charter remain consistent with sound corporate governance practices and with any legal or regulatory requirements of Nasdaq. The governance and nominating committee also monitors our board of directors and leads our board of directors in its annual review of our board of directors' performance.

        The purpose and responsibilities of our governance and nominating committee are set forth in the Governance and Nominating Committee Charter approved by our board of directors on June 30, 2005. All of the members of the governance and nominating committee are, or will be when appointed, independent as determined in accordance with the Nasdaq listing standards.

Director Nomination Process

        In identifying potential director candidates, the governance and nominating committee relies on recommendations from a number of sources, including current directors and officers. The governance and nominating committee may also hire outside consultants or search firms or other advisors to assist in identifying director candidates. The governance and nominating committee will consider director candidates recommended by stockholders on the same basis as it considers other candidates. Any stockholder wishing to recommend a candidate for consideration by the governance and nominating committee may do so by submitting a written recommendation to the committee in accordance with the procedures as set forth under "Stockholder Proposals and Nominations for 2007 Annual Meeting."

        In evaluating a candidate for director, the governance and nominating committee considers, among other things, the candidate's judgment, knowledge, integrity, business and industry experience, and expertise which are likely to enhance our board of director's ability to manage and direct our affairs and business. The governance and nominating committee also takes into account independence requirements imposed by law or regulations (including the Nasdaq listing standards). In the case of director candidates recommended by stockholders, the governance and nominating committee may also consider the number of shares held by the recommending stockholder, the length of time that such shares have been held and the relationship, if any, between the recommending stockholder and the recommended director nominee.

Code of Business Conduct and Ethics and Committee Charters

        We have adopted a Code of Business Conduct and Ethics that applies to all directors and employees, including our principal executive, financial and accounting officers. The Code of Business Conduct and Ethics is posted on our website at www.crocs.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Business Conduct and Ethics that apply to our directors and principal executive, financial and accounting officers by posting such information on our website. The Audit Committee Charter,

Compensation Committee Charter and Governance and Nominating Committee Charter are also available on our website at www.crocs.com. Any person may request a copy of the Code of Business Conduct and Ethics or committee charters free of charge by writing: Corporate Secretary, Crocs, Inc., 6328 Monarch Park Place, Niwot, Colorado 80503.

Compensation of Directors

        Until September 2006, we granted our non-employee directors options to purchase 116,810 shares of our common stock upon their initial election to our board of directors and options to purchase an additional 29,203 shares of our common stock for each year of service. The Chairman of the board of directors also received options to purchase an additional 58,405 shares of our common stock upon his initial election as Chairman. The Chairman of the audit committee received options to purchase an additional 29,203 shares of common stock for each year of service. The options were granted at the fair market value of our common stock on the date of grant and have terms of seven years. Each option grant vests annually over four years, so long as such person remains a director.

        In September 2006, our board of directors approved a new compensation arrangement for non-employee directors to be effective September 1, 2006. Under the new arrangement, directors who are not our employees receive annual cash compensation of $40,000, payable quarterly. Additional annual cash compensation is paid to the chairperson of each committee of the board of directors as follows: $10,000 for the Chair of the audit committee and $5,000 for each of the compensation committee Chair and the governance and nominating committee Chair. In addition, all directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and its committees.

        In addition, each new non-employee director will now be awarded options to purchase 40,000 shares of our common stock upon their initial election to our board of directors and continuing directors will be awarded options to purchase an additional 10,000 shares of our common stock for each year of service. The Chairman of the board of directors will now receive options to purchase an additional 10,000 shares of our common stock upon his initial election as Chairman. The options are granted at the fair market value of our common stock on the date of grant and have a term of seven years. Each option grant will vest annually over four years, so long as such person remains a director.

Compensation Committee Interlocks and Insider Participation

        The board of directors formed our compensation committee on April 16, 2005 and Messrs. Croghan and Marks served as the members of our compensation committee for the remainder of our fiscal year ended December 31, 2005. No executive officer currently serves, or in the past has served, on the compensation committee or the board of directors of any other company of which any of the members of our compensation committee or any of our directors is an executive officer.

        Prior to April 16, 2005, we did not have a compensation committee and Mr. Snyder was a member of our board of directors and was concurrently our Chief Executive Officer. As a member of the board, Mr. Snyder participated in deliberations of our board of directors concerning executive officer compensation.

EXECUTIVE COMPENSATION

        The following summary compensation table indicates the cash and non-cash compensation paid to our Chief Executive Officer and our four other most highly compensated executive officers, collectively referred to as the "named executive officers," during our fiscal years ended December 31, 2004 and 2005. The compensation described in this table does not include medical, group life insurance or other benefits that are generally available to all of our salaried employees.

Summary Compensation Table

					Long-Term Compensation Awards
		Annual Compensation
Name and Principal Position					Restricted Stock Awards		Securities Underlying Options (#)	All Other Compensation(1)
	Year	Salary		Bonus
Ronald R. Snyder Chief Executive Officer and President	2005 2004	$295,000 95,000	(3)	$345,000 90,000	$606,182 —	(2)	— 467,240	$	— 500,000	(4)
Michael C. Margolis Vice President—Sales & Marketing	2005	200,000		243,131	386,280	(5)	280,345		—
Caryn D. Ellison(6) Vice President—Finance	2005	192,000		98,500	1,254,539	(7)	—		—
John P. McCarvel Senior Vice President—Global Operations	2005	195,000		183,445	386,280	(8)	—		—
Lyndon V. "Duke" Hanson, III Vice President—Customer Relations	2005 2004	125,000 95,300		74,625 15,150	— —		58,405 —		— 105,420	(9)

(1)
We have omitted perquisites and other personal benefits that do not exceed the lesser of $50,000 or 10% of the executive officer's annual salary and bonus disclosed in this table.

(2)
Includes a grant of 58,405 shares of common stock on September 1, 2005, and grants of 4,868 shares of common stock on each of October 1, November 1, and December 1, 2005 pursuant to the vesting terms under a restricted stock award agreement.

(3)
Mr. Snyder began his employment with us in June 2004. In accordance with an arrangement with Vinci Corporation, an entity controlled by Mr. Snyder, we paid an additional $65,000 (including payroll taxes) to Mr. Snyder for services performed by Mr. Snyder on behalf of Vinci Corporation while he was employed by us. Vinci Corporation reimbursed us for these expenses.

(4)
Includes 1,500 Class B membership units with a fair market value of $150,000, which converted into 350,430 shares of our common stock, transferred to Mr. Snyder by our then-current President and a board member as compensation for consulting services rendered to us prior to the commencement of his employment with us in June 2004. Also includes 1,500 Class B membership units with a fair market value of $150,000, which converted into 350,430 shares of our common stock, transferred to Mr. Snyder by Anthony Kruse, a holder of more than 5% of our common stock at the time of the transfer, as compensation for consulting services rendered to us prior to the commencement of his employment with us in June 2004. Also includes 2,000 Class B membership units with a fair market value of $200,000, which converted into 467,240 shares of our common stock, and were granted to Mr. Snyder for consulting services.

(5)
Includes a grant of 77,796 shares of common stock on July 1, 2005 pursuant to the vesting terms under a restricted stock award agreement.

(6)
Ms. Ellison served as our Chief Financial Officer and Treasurer from November 2004 to April 2006.

(7)
Includes a grant of 116,810 shares of common stock on October 1, 2005 pursuant to the vesting terms under a restricted stock award agreement.

(8)
Includes a grant of 77,796 shares of common stock on July 1, 2005 pursuant to the vesting terms under a restricted stock award agreement.

(9)
Includes sales commissions of $19,213. Also includes 500 Class B membership units with a fair market value of $86,207, which converted into 116,810 shares of our common stock, as compensation for services.

        The following table sets forth certain information concerning option grants to the named executive officers during 2005.

Option Grants in 2005

	Individual Grants
					Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term
		Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted
Name			Exercise Price	Expiration Date
					5%	10%
Michael C. Margolis	280,345	22%	$5.69	8/1/15	$7,994,539	$13,674,834
Lyndon V. "Duke" Hanson, III	58,405	5%	$1.70	1/1/15	$1,898,559	$3,081,950

        The options granted to Mr. Margolis were granted under our 2005 Equity Incentive Plan. The options have a term of 10 years and 25% of the options vested on January 1, 2006. The remaining 75% will vest in 36 equal monthly installments thereafter.

        The options granted to Mr. Hanson were granted outside of our 2005 Equity Incentive Plan. The options have a term of 10 years and 25% of the options vested on January 1, 2006. The remaining 75% will vest in 36 equal monthly installments thereafter. The options are subject to termination prior to the expiration date in the event of the optionee's death, disability or termination of employment, as set forth in the option agreement.

        All of the options were granted at an exercise price equal to the fair market value of our common stock on the date of grant, as determined in good faith by our board of directors. Because there was no public market for our stock prior to our initial public offering, our board of directors determined the fair market value of our common stock by considering a number of factors, including, but not limited to, our financial performance and prospects for our future growth and profitability.

        The amounts shown on this table as the "Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term" represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10%, compounded annually, which are required to be presented by SEC rules, and do not reflect our estimates or projections of the future price of our common stock. The gains are based on the assumed rates of appreciation presented, beginning on the grant date of the options, in the value of our common stock from the initial public offering price of $21.00 per share. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the option holder's continued employment through the option period, and the date on which the options are exercised.

        The following table sets forth information concerning the number and value of exercisable and unexercisable options held by the named executive officers who held options as of December 31, 2005. The value of unexercised in-the-money options at December 31, 2005 represents an amount equal to the difference between the initial public offering price of $21.00 per share and the option exercise price, multiplied by the number of unexercised in-the-money options. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Aggregated Option Exercises in 2005 and Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End			Value of Unexercised In-The-Money Options at Fiscal Year-End(1)
	Number of Shares Acquired on Exercise
Name		Value Realized
			Exercisable		Unexercisable	Exercisable	Unexercisable
Ronald R. Snyder	—	$—	146,013		321,227	$2,917,341	$6,418,116
Michael C. Margolis	—	—	280,345	(2)	—	4,292,083	—
Caryn D. Ellison	—	—	—		—	—	—
John P. McCarvel	—	—	—		—	—	—
Lyndon V. "Duke" Hanson, III	—	—	—		58,405	—	1,127,218

(1)
The value of unexercised in-the-money options is based on our initial public offering price of $21.00 per share, minus the actual exercise price.

(2)
The options held by Mr. Margolis are immediately exercisable but are subject to vesting restrictions providing that, in the event any of the options are exercised prior to the time they are vested, the shares received upon such exercise will be subject to repurchase until the applicable vesting period has been satisfied. The vesting provisions are described above under "Option Grants in 2005."

Employment Agreements

Agreement with Peter Case

        On February 2, 2005, we entered into an at-will employment arrangement with Peter Case, our Chief Financial Officer, Senior Vice President—Finance, and Treasurer, pursuant to which we will pay Mr. Case a monthly salary of $22,916.66, as well as a potential maximum performance based bonus of $41,249.99 per quarter. Under the terms of the arrangement, on February 7, 2006, we granted Mr. Case options to purchase 120,000 shares of our common stock at $21.00 per share, which was the initial public offering price of our common stock and the fair market value of our common stock at the time of grant.

Agreement with Caryn Ellison

        On October 18, 2004, we entered into an at-will employment arrangement with Caryn Ellison, our Vice President—Finance and former Chief Financial Officer. The arrangement calls for Ms. Ellison to be compensated at a rate of $16,000 per month and provides that we will pay six months severance in the event Ms. Ellison's employment is terminated by us. The arrangement also provides for Ms. Ellison to receive annual equity awards of 116,810 shares of our common stock on each of October 1, 2006 and October 1, 2007.

REPORT OF THE COMPENSATION COMMITTEE

Compensation Philosophy

        Our compensation philosophy is pay for performance. The compensation committee has designed compensation to establish a relationship between executive pay and the performance of the company and the individual executive. Executive performance will be defined and measured against the company's business, strategic and financial goals, and individual performance objectives where appropriate.

Compensation Elements

        Executives are compensated through a combination of base salary, incentive cash bonus and long-term share based incentive awards.

Base Salary

        In determining base salary levels, the compensation committee considers the difficulty and scope of the job, the competitive market in which the company competes for talent, and the executive's performance. To determine the competitive market pay levels, the committee considers several factors, including executive and company performance, individual experience and pay levels at peer companies.

Incentive Bonus

        The incentive cash bonus is intended to reward behavior and results that assist in meeting the company's business, strategic and financial goals. Performance criteria are set annually and may include company business objectives, company earnings or other financial criteria applicable to the executive, the company or both. Bonuses may exceed 100% of the executive's base salary and are payable at the full discretion of the board of directors. On August 3, 2006, the compensation committee approved an incentive bonus plan for certain officers of the company. As explained below, with respect to Ronald Snyder, the bonus plan ties incentive bonus payments to the company's earnings per share. Additional details of the bonus plan are set forth in our Current Report on Form 8-K filed with the SEC on August 3, 2006.

Long-Term Incentives

        Long-term incentive compensation is intended to align the interests of the company's executives with the interests of the stockholders. It also allows the company to attract able individuals and to provide a means whereby those individuals, upon whom the responsibilities of the successful administration and management of the company are of importance, can acquire and maintain stock ownership, reinforcing their concern for the welfare of the company. Equity grants are made at the discretion of the compensation committee pursuant to the 2005 Equity Incentive Plan.

CEO Compensation

        Mr. Snyder's compensation is determined in accordance with the executive compensation philosophy established by the compensation committee. The compensation committee considers the company's overall performance (measured by business, strategic and financial goals), Mr. Snyder's individual performance, and peer company CEO compensation when determining Mr. Snyder's compensation. The compensation committee also looks at the relative fairness of the compensation of Mr. Snyder in relation to our other executives. Mr. Snyder's base salary in 2005 was $295,000. In 2005, Mr. Snyder also received a $345,000 cash bonus and restricted stock awards valued at $616,182. The bonus and restricted stock awards were granted to reward Mr. Snyder's significant role in the company's tremendous revenue and sales growth in 2005. The large restricted stock award also served to further align Mr. Snyder's financial interests with the interests of the stockholders.

        As noted above, the compensation committee recently approved an incentive bonus plan for certain officers of the company, including Mr. Snyder. The first level of bonus ("Level 1 Bonus") is contingent on the company achieving earnings per share of $0.78, excluding share-based compensation expense, for the year ending December 31, 2006, which would represent an increase of approximately 34.5% from the earnings per share recorded for the year ended December 31, 2005. The second level of bonus ("Level 2 Bonus") is contingent on the company achieving earnings per share of $0.98, excluding share-based compensation expense, for the year ending December 31, 2006, which would represent an increase of approximately 69.0% from the earnings per share recorded for the year ended December 31, 2005. The bonus plan provides that Mr. Snyder will receive a cash bonus equal to 100% of his base salary if the Level 1 Bonus is achieved and will receive an additional 100% of his base salary if the Level 2 Bonus is achieved. Complete details of the bonus plan are set forth in our Current Report on Form 8-K filed with the SEC on August 3, 2006.

The Compensation Committee:

Michael E. Marks (Chairman)
Raymond D. Croghan

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Ronald Snyder's spouse, Kimberly Snyder, was employed during 2005 as our Director of Apparel and Accessories, and received $81,250 in salary and $27,000 in bonus compensation in 2005. We also entered into a restricted stock award agreement with Ms. Snyder in 2005, pursuant to which Ms. Snyder received 15,419 shares of our common stock on October 1, 2005 and will receive an additional 15,652 shares of our common stock on October 1, 2006 and 15,653 shares of our common stock on October 1, 2007.

        In April 2003, we entered into an oral distribution arrangement with St. Vrain Trading, LLC, an entity controlled by Mark Retzloff, a member of our board of directors, which granted St. Vrain the exclusive right to distribute our footwear products in Hawaii. Under the arrangement, St. Vrain purchased our footwear products at a discount to our standard wholesale prices. In May 2005, we purchased all of the assets of St. Vrain Trading for a net amount in cash equal to $55,563, and the assumption of a lease agreement and other liabilities. The purchased assets consisted of $81,707 in cash and accounts receivable, inventory valued at $39,910 and $1,750 of other assets.

Director and Officer Indemnification

        We have entered into agreements to indemnify our directors and executive officers, in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by us or in our right, arising out of such person's services as a director or executive officer of ours, any subsidiary of ours or any other company or enterprise to which the person provided services at our request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Prior to our initial public offering in February 2006, our directors, executive officers and persons beneficially holding more than 10% of our common stock were not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934.

REPORT OF THE AUDIT COMMITTEE

        The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with the company's management and Deloitte & Touche LLP, the company's independent registered public accounting firm. Management is primarily responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting. Deloitte & Touche LLP is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and for expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the United States.

        The audit committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee has also discussed with Deloitte & Touche LLP their independence.

        Based on its reviews and discussions referred to above, the audit committee has recommended to the board of directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee:

Thomas J. Smach (Chairman)
Raymond D. Croghan

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audit committee has appointed Deloitte & Touche LLP, as the independent registered public accounting firm for the fiscal year ending December 31, 2006. Deloitte & Touche LLP has served as our independent public accounting firm since 2005. We are not required to submit this appointment to the stockholders for approval but the board believes it is desirable as a matter of policy.

        If the stockholders do not ratify this appointment, the audit committee will investigate the reasons for the rejection and consider other independent registered public accounting firms. Even if the appointment is ratified, the audit committee may, in its discretion, appoint a different independent registered public accounting firm.

PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES

        The following table sets forth the aggregate fees we paid to Deloitte & Touche LLP, our independent registered public accounting firm, and other member firms of Deloitte Touche Thomatsu and their respective affiliates, which we refer to collectively as Deloitte entities, for professional services provided during 2005. We did not employ a registered public accounting firm during 2004, however, in connection with the our initial public offering, Deloitte & Touche LLP performed audit procedures related to the years ended December 31, 2002, 2003 and 2004, with the fees reflected in 2004 below. All fees paid to the Deloitte entities were pre-approved by the Audit Committee, which concluded that the provision of such services by the Deloitte entities was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

	2005	2004
Audit fees(1)	$977,710	$350,984
Audit-related fees	—	—
Tax fees(2)	65,763	—
All other fees	—	—

Total fees	$1,043,473	$350,984

(1)
Audit fees relate to professional services rendered in connection with the audit of our annual financial statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation, such as: (i) comfort letters, consents and other audit services related to SEC and other regulatory filings; and (ii) accounting consultation related to the audit. Audit fees consisted of audit work performed and billed through the date of this filing.

(2)
Tax fees include professional services rendered in connection with tax compliance, tax advice, tax consulting and tax planning.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.

STOCKHOLDERS SHARING THE SAME ADDRESS

        To reduce the expense of delivering duplicate proxy solicitation materials, we and some brokers may take advantage of the SEC's "householding" rules. These householding rules permit the delivery of only one set of proxy solicitation materials to stockholders who share the same address, unless otherwise requested. Any stockholder of record who shares an address with another stockholder of record and who has received only one set of proxy solicitation materials may receive a separate copy of those materials, without charge and/or request future delivery of separate materials upon writing the Corporate Secretary, Crocs, Inc., 6328 Monarch Park Place, Niwot, Colorado 80503 or calling 303-848-7000. Likewise, any stockholder of record who shares an address with another stockholder of record and who has received multiple sets of proxy solicitation materials may request future delivery of a single copy of those materials upon writing the Corporate Secretary, Crocs, Inc., 6328 Monarch Park Place, Niwot, Colorado 80503 or calling 303-848-7000.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2007 ANNUAL MEETING

        Any proposal of a stockholder intended to be included in our proxy statement for the 2007 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC's rules, must be received by us no later than June 8, 2007, unless the date of our 2007 annual meeting is more than 30 days before or after October 30, 2007, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be addressed to the Corporate Secretary, Crocs, Inc., 6328 Monarch Park Place, Niwot, Colorado 80503.

        In order for a stockholder to nominate a candidate for director for election or to bring other business before the 2007 annual meeting, we must receive timely notice of the nomination or business in writing by the close of business not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is not within 30 days before or 60 days after such anniversary date, notice by the stockholder to be timely must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the date on which notice of the date of the annual meeting was made public.

OTHER MATTERS

        We do not intend to bring before the Annual Meeting any matters other than the proposals specifically described above and we know of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of the our management on such matters, including any matters dealing with the conduct of the meeting.

Annex A

CROCS, INC.

Audit Committee Charter

Amended and Restated on September 20, 2006

Purpose

        The purpose of the Audit Committee (the "Audit Committee") of the board of directors (the "Board") of Crocs, Inc. (the "Company") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management or the independent auditor. While the Audit Committee has the responsibilities set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Company's management and independent auditor.

Composition

        The Audit Committee shall consist of at least three directors (subject to the applicable Nasdaq Stock Market rules relating to vacancies and public company phase-in provisions) appointed by, and serving at the discretion of, the Board. A director may serve on the Audit Committee only if the Board determines that he or she:

  (a)
  is "independent" as that term is defined under the listing standards of The Nasdaq Stock Market;

  (b)
  meets the criteria for independence under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "SEC");

  (c)
  is free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment;

  (d)
  has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the three years prior to such member's appointment to the Audit Committee; and

  (e)
  is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

        At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The Audit Committee shall also endeavor to have at all times on the Audit Committee at least one member who satisfies the definition of an "audit committee financial expert" as defined by the SEC.

        Audit Committee members may be removed or replaced by the Board from time to time in its discretion.

        The Board shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Audit Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board.

Responsibilities and Duties

        In carrying out its responsibilities, the Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing circumstances. The primary duties and responsibilities of the Audit Committee shall be as follows:

Oversight of Independent Auditor

1.
Be directly responsible for the appointment, retention, compensation, evaluation, termination and oversight of the work of the Company's independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

2.
Pre-approve all audit services and permissible non-audit services by the Company's independent auditor.

3.
Review and discuss representations from the independent auditor regarding:

•
critical accounting policies and practices to be used;

•
alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•
other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

4.
Ensure regular rotation of the lead and concurring audit partners and other significant audit partners of the Company's independent auditor as required by law.

5.
Obtain and review a report from the independent auditor at least annually regarding all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1.

6.
Evaluate the qualifications, performance and independence of the independent auditor, including:

•
actively engaging in a dialogue with the independent auditor regarding any relationship or services that may impact the auditor's objectivity and independence;

•
at least annually, evaluating the independence of the auditor, including assessing whether all relationships between the independent auditor and the Company and the provisions of permissive non-audit services are compatible with maintaining the auditor's independence;

•
considering whether the independent auditor's quality controls are adequate; and

•
reviewing and evaluating the qualifications and performance of the Company's independent auditor.

7.
On an annual basis, review the independent auditor's audit plan and discuss scope, staffing, locations, reliance upon management and general audit approach.

8.
Review with the independent auditor any audit problems or difficulties the auditor may have encountered and management's response thereto. Such reviews should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

9.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 related to the conduct of the audit.

10.
Confirm that none of the audit partners earn or receive compensation based on procuring engagements with the Company for providing products or services, other than audit, review or attest services.

Oversight of Financial Reporting, Internal Control and Disclosure Matters

11.
Review and discuss with management and the independent auditor the Company's annual audited financial statements prior to the filing of the Company's Form 10-K, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

12.
Review and discuss with management and the independent auditor, prior to the filing of the Company's Form 10-Q, the Company's quarterly financial statements, including the results of the independent auditor's review of the quarterly financial statements.

13.
Discuss with management and the independent auditor:

•
material financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

•
any material changes, including proposed changes, in the Company's selection or application of accounting principles;

•
any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data; and

•
any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

14.
Discuss with management the Company's policies and procedures with respect to earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as with respect to financial information and earnings guidance provided to analysts and rating agencies.

15.
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

16.
Review any significant reports to management prepared by the independent auditor or the internal audit personnel and management's responses.

17.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

18.
Consider the effectiveness of the company's internal control system, including information technology security and control.

19.
Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

20.
Discuss with management and the independent auditor the independent auditor's attestation of management's report on internal controls.

Oversight of Compliance and Regulatory Matters

21.
Establish and review periodically procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and has direct access to the Company's outside counsel and anyone in the Company with respect thereto.

22.
Discuss with the independent auditor and management any other matters covered by Section 10A of the Exchange Act, as determined necessary or appropriate by the Audit Committee to ensure compliance.

Oversight of Internal Audit

23.
Review with management and the internal audit director (or equivalent position) the charter, plans, activities, staffing, and organizational structure of the internal audit function.

24.
Ensure there are no unjustified restrictions or limitations to the scope, timing or extent of procedures planned and performed by the internal audit function.

25.
Review and concur on the appointment, replacement, or dismissal of the internal audit director (or equivalent position).

26.
Review the effectiveness of the internal audit function.

27.
On a regular basis, meet separately with the internal audit director (or equivalent position) to discuss any matters that the committee or internal audit believes should be discussed privately.

Other Responsibilities

28.
Approve all related party transactions of the Company. The term "related party transaction" shall refer to transactions required to be disclosed pursuant to Item 404 of the SEC's Regulation S-K.

29.
Review with the full Board any material issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, and the performance and independence of the Company's independent auditor.

30.
Perform any other activities consistent with this Audit Committee Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

31.
Monitor compliance with the Code of Business Conduct and Ethics.

Committee Administration

32.
Prepare the Audit Committee report required by the rules of the SEC to be included in the Company's annual proxy statement.

33.
Meet periodically with management and the independent auditor in separate executive sessions.

34.
Review the Audit Committee's own performance annually.

35.
Review and reassess the adequacy of this Audit Committee Charter annually and recommend any proposed changes to the Board and have the Audit Committee Charter published at least every three years in accordance with SEC regulations.

Outside Advisers

        The Audit Committee shall have the authority to retain independent counsel and other legal, accounting or other advisors as the Audit Committee determines necessary to carry out its duties. The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee and for payment of ordinary administrative expenses that are necessary for the Audit Committee to carry out its duties.

Delegation of Duties

        To the extent permissible under applicable laws and regulations, the Audit Committee may delegate its responsibilities to one or more members of the Audit Committee.

Meetings

        The Audit Committee shall meet at least four times annually, and special meetings shall be called as necessary.

        The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

        All meetings of the Audit Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company's records. A majority of the members of the Audit Committee shall constitute a quorum of the Audit Committee.

Education

        The Company is responsible for providing the Audit Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Audit Committee. The Company shall assist the Audit Committee in maintaining appropriate financial literacy.

Authority

        By adopting this Charter, the Board delegates to the Audit Committee full authority in its discretion to:

  (a)
  perform each of the responsibilities of the Audit Committee described above;

  (b)
  appoint a chair of the Audit Committee, unless a chair is designated by the Board;

  (c)
  engage independent counsel and other advisers as the Audit Committee determines necessary to carry out its responsibilities; and

  (d)
  cause the officers of the corporation to provide such funding as the Audit Committee shall determine to be appropriate for payment of compensation to the Company's independent auditor and any legal counsel or other advisers engaged by the Audit Committee, and payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Annual Meeting Proxy Card

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS BELOW. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

A.    Election of Directors

1.
The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
Ronald L. Frasch	☐	☐
Marie Holman-Rao	☐	☐

B.    Issues

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
1.	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2006.	☐	☐	☐
2.	In their discretion, to transact other business as may properly come before the meeting or any postponement or adjournment thereof.

C.    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

The undersigned hereby revokes all proxies heretofore given by the undersigned for said meeting. The proxy may be revoked prior to its exercise.

Note: Please sign exactly as your name or names appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Name:	Date:

Proxy—Crocs, Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 30, 2006

The undersigned hereby appoints Ronald R. Snyder and Peter S. Case, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of Crocs, Inc. (the "Company"), to be held at the Beaver Creek Lodge, 26 Avondale Lane, Beaver Creek, Colorado, on October 30, 2006 at 9:00 a.m., Mountain time, and all adjournments thereof, and to vote, as indicated on the reverse side, the shares of Common Stock of the Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no specific direction is given, this proxy will be voted FOR each of the proposals.

PLEASE DATE AND SIGN ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

QuickLinks

NOTICE OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 30, 2006
2006 ANNUAL MEETING OF STOCKHOLDERS PROXY STATEMENT
GENERAL INFORMATION REGARDING ANNUAL MEETING
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE ABOVE-NAMED NOMINEES FOR DIRECTOR.
EXECUTIVE OFFICERS
BENEFICIAL OWNERSHIP OF OUR COMMON STOCK
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
EXECUTIVE COMPENSATION
Aggregated Option Exercises in 2005 and Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.
STOCKHOLDERS SHARING THE SAME ADDRESS
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2007 ANNUAL MEETING
OTHER MATTERS
CROCS, INC. Audit Committee Charter Amended and Restated on September 20, 2006